Filed pursuant to 497(k)
File Nos. 002-80751 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED JANUARY 24, 2020

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019, AS SUPPLEMENTED

MFS® TOTAL RETURN PORTFOLIO

Alexander Mackey and Henry Peabody serve as portfolio managers of the MFS® Total Return Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. The following changes are made to the prospectus of the Portfolio.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Portfolio is managed by a team led by Brooks Taylor, Investment Officer of MFS, who has been a manager of the Portfolio since 2004. Other members of the team are Steven Gorham (since 2002), Joshua Marston (since 2008), Jonathan Sage (since 2013), Robert Persons (since 2017), Johnathan Munko (since December 2019), Alexander Mackey (since December 2019), and Henry Peabody (since December 2019), each an Investment Officer of MFS.

Effective on or about December 31, 2020, it is expected that Mr. Taylor and Mr. Sage will no longer serve as portfolio managers of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE